Decommissioning liability (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018
Disclosure of other provisions [abstract]
Balance, beginning of year		$ 13,304	$ 13,271
Liabilities settled during the year		(914)	(1,293)
Interest cost		647	684
Revisions and new estimated cash flows	[1]	3,857	642
Balance, end of year		16,894	13,304
Less: current portion		(865)	(2,038)
Long-term decommissioning liability		16,029	$ 11,266
Revision to decommissioning liability		$ 39,000

[1]	Revision to decommissioning liability includes mainly $3.9 million of increase in asset retirement obligation at Yauricocha resulting from a revised mine-closure plan that includes activities related to the expanded tailings disposition facility.